                                                                    EXHIBIT 3.33

                               SECRETARY OF STATE

                                     [SEAL]

                        LIMITED-LIABILITY COMPANY CHARTER

      I, DEAN HELLER, the Nevada Secretary of State, do hereby certify that BLUE CHIP BROADCASTING LICENSES II, LTD. did on DECEMBER 23, 1999, file in this office the Articles of Organization for a Limited-Liability Company, that said Articles are now on file and of record in the office of the Nevada Secretary of State, and further, that said Articles contain the provisions required by the laws governing Limited-Liability Companies in the State of Nevada.

                                            IN WITNESS WHEREOF, I have hereunto
                                            set my hand and affixed the Great
                                            Seal of State, at my office in
                                            Carson City, Nevada, on DECEMBER 27,
                                            1999.

                                                   /s/ DEAN HELLEN
                                                   Secretary of State
        [SEAL]
                                              BY   [ILLEGIBLE]

                                                   Certification Clerk

[SEAL] DEAN HELLER                           LIMITED LIABILITY    FILED LLC
       SECRETARY OF STATE                        COMPANY                10145.9
                                         ARTICLES OF ORGANIZATION
       101 NORTH CARSON STREET, SUITE 3      (PURSUANT TO NRS 36)   DEC 23 1999
       CARSON CITY, NEVADA 89701-4786
       (775)6845708

IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE            IN THE OFFICE OF
COMPLETING FORM.                                          [ILLEGIBLE]
                                                  DEAN HELLER SECRETARY OF STATE

1. NAME OF LIMITED
   LIABILITY COMPANY:   Blue Chip Broadcasting Licenses II, Ltd.

2. RESIDENT AGENT NAME  CSC SERVICES-OF NEVADA, INC.
   AND STREET ADDRESS:  --------------------------------------------------------
   (must be a Nevada    Name
   address where
   process may be
   served)              502 E JOHN ST. ROOM E    CARSON CITY,    NEVADA  89706
                        ---------------------    -----------            ------
                        Street Address             City                 Zip Code

3. DISSOLUTION DATE:    Latest date upon which the company is to dissolve (if
   (OPTIONAL-See        existence is not perpetual); _________________
   Instructions)

4. MANAGEMENT:          Company shall be managed by [X]  Manager(s) OR _________
   (Check one)          Members

   NAMES ADDRESSES      L. Ross Love                   _________________________
                        ------------
   OF MANAGER(s) OR     Name                           Name
   MEMBERS:             1821 Summit Road, Suite 401   _________________________
                        ----------------------------
   Attach additional    Street Address                   Street Address
   pages as necessary)    Cincinnati Ohio 45237
                          -------------------------    _________________________
                          City, State, Zip               City, State, Zip
5. OTHER MATTERS:
  (See Instructions)    Number of additional pages attached: 0

6. NAMES, ADDRESSES     Calvin D. Buford               _________________________
                        ----------------
   AND SIGNATURES OF    Name                           Name
   ORGANIZER(s):         1900 Chemed Center, 255 E.
   (Signatures must be    Fifth St.                    _________________________
                        ---------------------------
   [ILLEGIBLE]          Street Address                   Street Address
   Attach additional      Cincinnati, Ohio 45202       _________________________
                        ---------------------------
   pages if there are   City State, Zip                  City, State, zip
   more than 2
   organizers.
                        /s/ Calvin D. Buford
                        --------------------------     _________________________
                        Signature                      Signature

  Notary:               This instrument was            This instrument was
                        acknowledged before me on      acknowledged before me on

                         December 22, _____1999 by     ___________________, __by

                        Calvin D. Buford               _________________________
                        -----------------
                           Name of person                   Name of person

                        As organizer                     As organizer

                        of Blue Chip Broadcasting
                        licenses II of Ltd.
                        ----------------------------   _________________________
                        (Name of party on behalf of    (Name of party on behalf
                        whom instrument executed)      of whom instrument
                                                       executed)

                        /s/ SHANNON M. KUHL
                        --------------------------     _________________________
                        NOTARY PUBLIC SIGNATURE        NOTARY PUBLIC SIGNATURE

                                [SEAL]              (affix notary stamp or seal)

7. CERTIFICATE          1. CSC SERVICES OF NEVADA, INC.  hereby accept
                           ----------------------------
   OF ACCEPTANCE OF        named limited liability       appointment as Resident
   APPOINTMENT OF          company.                       Agent for the above
   RESIDENT AGENT:
                        BY: [ILLEGIBLE]                  DECEMBER 22, 1999
                            ---------------------------  -----------------------
                            Signature of Resident Agent   Date

This form must be accompanied by appropriate fees. See attached fee schedule.

                                                  Nevada Secretary of State Form
                                                                 CORPART 1999.01
                                                           Revised on: 02/16/99